August 30, 2002

                                  PORTFOLIO 21
                  a series of Professionally Managed Portfolios

--------------------------------------------------------------------------------

                        Supplement and Shareholder Notice
                      to Prospectus dated December 31, 2001

--------------------------------------------------------------------------------


Please note the following changes to Portfolio 21's (the "Fund") investment policies:



Redemption Fee

Effective August 30, 2002, the Fund began assessing a 2.00% redemption fee on shares purchased and held for less than sixty (60) days. The Fund is intended for long-term investors. Short-term investors who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all the shareholders. Shares purchased before August 30, 2002 are not subject to the redemption fee. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends.

This redemption fee will be paid to the Fund to help offset transaction costs and administrative expenses. The Fund reserves the right, at its discretion, to lower or waive the amount of this fee.



               Please retain this Supplement with the Prospectus.
            The date of this Prospectus Supplement is August 30, 2002